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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2

Section 7.3 Indenture                       Distribution Date:           1/16/01

(I)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    5,448,000.00
               Class B Note Interest Requirement                      466,666.67
               Class C Note Interest Requirement                      633,431.39
                       Total                                        6,548,098.05

        Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         6.05333
               Class B Note Interest Requirement                         6.22222
               Class C Note Interest Requirement                         6.56889

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        900,000,000
               Class B Note Principal Balance                         75,000,000
               Class C Note Principal Balance                         96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00



                                       By:
                                                         ------------------
                                       Name:             Patricia M. Garvey
                                       Title:            Vice President